Concentration of Risks	12 Months Ended
Aug. 31, 2022
Concentration of Risks [Abstract]
Concentration of Risks
3.	Concentration of Risks

(a)	Concentration of credit risk

Financial instruments that potentially subject the Group to significant concentration of credit risk consist primarily of cash and cash equivalents, restricted cash, due from third party payment platform, due from third parties, amount due from a related party, and short-term and long-term investments. As of August 31, 2022, all of the Group’s cash and cash equivalents, restricted cash, certain short-term investments were deposited with financial institutions with high-credit ratings and quality. There has been no recent history of default in relation to these financial institutions.

The Group manages credit risk of due from third party payment platform, due from third parties, amount due from a related party and certain short-term and long-term available-for-sale investments by performing credit assessments on its borrowers and its ongoing monitoring of the outstanding balances.

(b)	Business, customer, political, social and economic risks

The Group believes that changes in any of the following areas could have a material adverse effect on the Group’s future financial position, results of operations or cash flows: changes in the overall demand for services; competitive pressures due to new entrants; advances and new trends in new industry standards; changes in certain strategic relationships or customer relationships; regulatory considerations; and risks associated with the Group’s ability to attract and retain employees necessary to support its growth. The Group’s operations could be also adversely affected by significant political, economic and social uncertainties in the PRC. From July 2021 and September 2021, the General Office of Ministry of Education issued a series of rules, regulations, notices and circulars on further alleviating the burden of homework and after-school tutoring for students in compulsory education. The Company complies with all applicable rules and regulations in providing educational services. On October 12, 2021, the Company ceased all the domestic education programs and learning centers in China. The Company plans to sell its original tutoring service business and restructure to smart education business.

(c)	Major customers and suppliers

There were two customers, Spirtas Worldwide and Sesame Tech Corp. that accounted for 83.49% and 16.51% respectively of the Company’s sales for the year ended August 31, 2022,

One supplier, Neoway Inc. accounted for 100.00% of our purchases during the year ended August 31, 2022.

(d)	Foreign currency exchange rate risk

From July 21, 2005, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. For RMB against US$, there was appreciation of approximately 4.3%, depreciation of approximately 5.7% and depreciation of approximately 6.2% during the years ended August 31, 2020, 2021 and 2022. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the US$ in the future.

(e)	Currency convertibility risk

The Group transacts all of its business in RMB, which is not freely convertible into foreign currencies. On January 1, 1994, the PRC government abolished the dual rate system and introduced a single rate of exchange as quoted daily by the People’s Bank of China (the “PBOC”). However, the unification of the exchange rates does not imply that the RMB may be readily convertible into US$ or other foreign currencies. All foreign exchange transactions continue to take place either through the PBOC or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the PBOC. Approval of foreign currency payments by the PBOC or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.